      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 1998

                                               SECURITIES ACT FILE NO.
                                       INVESTMENT COMPANY ACT FILE NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                 AMENDMENT NO.                               [ ]
                        (Check appropriate box or boxes)
                            ------------------------
                           MERCURY INTERNATIONAL FUND
                          of Mercury Alpha Fund, Inc.
               (Exact name of Registrant as specified in charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.
                            ------------------------
                                   Copies to:

Counsel for the Fund:
JOEL H. GOLDBERG, Esq.                               and  PHILIP L. KIRSTEIN, Esq.
Shereff, Friedman, Hoffman & Goodman, LLP                 Merrill Lynch Asset Management, L.P.
919 Third Avenue                                          P.O. Box 9011
New York, New York 10022                                  Princeton, New Jersey 08543-9011

     Title of Securities Being Registered...................Shares of Common
Stock (par value $.0001 per share)

     Mercury Master Trust has also executed this Registration Statement.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

MERCURY INTERNATIONAL FUND
of Mercury Alpha Fund, Inc.

             THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
             KNOW BEFORE INVESTING, INCLUDING
             INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE
             YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
             APPROVED OR DISAPPROVED THESE SECURITIES
             OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
             COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
             CRIMINAL OFFENSE.
              PROSPECTUS - XXXXXXXX 00, 1998

TABLE OF CONTENTS

                                                                          PAGE
[GRAPHIC]    KEY FACTS
             -----------------------------------------------------------------
             About the Mercury International Fund........................    3
             Fees and Expenses...........................................    5

[GRAPHIC]    THE FUND IN DETAIL
             -----------------------------------------------------------------
             How the Fund Invests........................................    7
             Investment Risks............................................    8
             Adviser's Historical Performance Data.......................   11

[GRAPHIC]    YOUR ACCOUNT
             -----------------------------------------------------------------
             Merrill Lynch Select Pricing System.........................   14
             How to Buy, Sell and Exchange Shares........................   19
             Merrill Lynch Fee-Based Programs............................   23
             How Shares are Priced.......................................   23

[GRAPHIC]    MORE ABOUT THE FUND
             -----------------------------------------------------------------
             Master/Feeder Structure.....................................   25
             Dividends, Capital Gains and Taxes..........................   25
             Management of the Fund......................................   26

[GRAPHIC]    ADDITIONAL INFORMATION
             -----------------------------------------------------------------
             Shareholder Reports....................................Back Cover
             Statement of Additional Information....................Back Cover

MERCURY INTERNATIONAL FUND

KEY FACTS [GRAPHIC]

As you read this paragraph you will notice terms that have been highlighted. In an effort to help investors better understand the many concepts involved in making an investment decision, we have defined terms in the sidebar.

COMMON STOCK -- units of ownership of a public corporation.

PREFERRED STOCK -- class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

CONVERTIBLE STOCK -- corporate securities (usually preferred stock) that are exchangeable for another type of securities form (usually common stock) at a prestated price or formula.

ABOUT THE MERCURY INTERNATIONAL FUND
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

The Fund's main goal is long-term capital growth. In other words, it tries to choose investments that will go up in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. We cannot guarantee that the Fund will achieve its goals.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund will invest primarily in equity securities of companies located in countries other than the United States that the Fund believes are undervalued or have good prospects for earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The Fund also allocates investments to particular countries when the adviser believes, based on an evaluation of economic, political and social factors, that the country's economy presents good prospects for overall economic growth. The Fund will invest in COMMON STOCK, PREFERRED STOCK, securities convertible into common stock (also referred to as CONVERTIBLE STOCK) and other instruments. Securities will be issued by companies located in developed countries of Europe and the Far East, and companies located in developing countries anywhere in the world.

The Fund invests all of its assets in a Portfolio of Mercury Master Trust that has the same goals as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the underlying Portfolio it invests in. For simplicity, this Prospectus uses the term "Fund" to include the underlying Portfolio the Fund invests in.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any equity fund, the value of the Fund's investments, and therefore the value of the Fund's shares, may go up or down. These price changes may occur because the stock market in general is rising or falling. At other times, there are specific factors that may affect the price of a particular investment. If the value of the Fund's investments goes down, you may lose money.

In addition, because the Fund will invest a substantial part of its assets in foreign securities, the Fund will be subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened when the issuer of the securities is in a developing capital market.

MERCURY INTERNATIONAL FUND                                                     3

[GRAPHIC] KEY FACTS

WHO SHOULD INVEST?
--------------------------------------------------------------------------------

The Fund may be an appropriate investment for you if you:

- Are investing with long-term goals, such as for retirement or to fund a child's education.

- Are not looking for current income.

- Can tolerate the increased price volatility and currency fluctuations associated with investments in foreign securities.

- Are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential of higher long-term gains.

- Want to diversify your portfolio.

- Want to complement your U.S. holdings through equity investments in countries other than the United States.

4                                                     MERCURY INTERNATIONAL FUND

[GRAPHIC] KEY FACTS

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

SHAREHOLDER FEES -- fees paid directly from your investment. These include sales charges and redemption fees, which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder. (These costs are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made):

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEES -- a fee paid to the investment advisor for managing the Fund.

DISTRIBUTION FEES -- a fee used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

FEES AND EXPENSES
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND.

MERCURY INTERNATIONAL FUND(a)

            SHAREHOLDER FEES:                    CLASS A        CLASS B(b)        CLASS C        CLASS D
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE OF OFFERING
PRICE)                                          5.25%(c)       NONE              NONE           5.25%(c)
---------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS
A PERCENTAGE OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS, WHICHEVER IS
LOWER)                                          NONE (d)       4.00%(c)          1.00%(c)       NONE(d)
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) ON DIVIDEND
REINVESTMENT                                    NONE           NONE              NONE           NONE
---------------------------------------------------------------------------------------------------------
REDEMPTION FEE                                  NONE           NONE              NONE           NONE
---------------------------------------------------------------------------------------------------------
EXCHANGE FEE                                    NONE           NONE              NONE           NONE
---------------------------------------------------------------------------------------------------------
MAXIMUM ACCOUNT FEES                            NONE           NONE              NONE           NONE
---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEE(e)                               %              %                 %              %
---------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR ACCOUNT MAINTENANCE
(12b-1) FEE(f)                                  NONE           1.00%             1.00%          0.25%
 ACCOUNT MAINTENANCE FEES                       NONE           0.25%             0.25%          0.25%
 DISTRIBUTION FEES                              NONE           0.75%             0.75%          NONE
---------------------------------------------------------------------------------------------------------
OTHER EXPENSES (INCLUDING CUSTODIAN AND
TRANSFER AGENCY FEES)(g)                        %              %                 %              %
 [ADMINISTRATIVE FEES(h)]                       %              %                 %              %
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            %              %                 %              %
---------------------------------------------------------------------------------------------------------

(a) The fees and expenses include the expenses of both the Fund and the Portfolio it invests in.

(b) Class B shares automatically convert to Class D about years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year. See page for details.

(e) Paid by the Portfolio. The sub-investment adviser provides accounting services to the Fund at its cost.

(f) If you hold Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charges that you would have paid if you had bought one of the other classes.

(g) Based on estimated amounts for the current fiscal year. The Fund pays the Transfer Agent [$11.00] for each Class A and D shareholder account and [$14.00] for each Class B and C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a [0.10%] fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor Programs. The Fund also pays a [$0.20] monthly closing account charge which is assessed upon all accounts which close during the year. This fee commences the month following the month the account is closed and ends at the end of the calendar year. A separate fee schedule applies for 401(k) plan accounts.

(h) Paid by the Fund.

MERCURY INTERNATIONAL FUND                                                     5

[GRAPHIC] KEY FACTS

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        CLASS A           CLASS B*           CLASS C           CLASS D
---------------------------------------------------------------------------------------
ONE YEAR               $                 $                  $                 $
---------------------------------------------------------------------------------------
THREE YEARS            $                 $                  $                 $
---------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                        CLASS A           CLASS B*           CLASS C           CLASS D
---------------------------------------------------------------------------------------
ONE YEAR               $                 $                  $                 $
---------------------------------------------------------------------------------------
THREE YEARS            $                 $                  $                 $
---------------------------------------------------------------------------------------

* Assumes conversion to Class D shares approximately      years after purchase.
See note (b) above.

6                                                     MERCURY INTERNATIONAL FUND

THE FUND IN DETAIL [GRAPHIC]

DERIVATIVES -- a financial instrument the value of which is derived from the value of some underlying security, asset, indicator (such as interest rates) or index.

OPTION CONTRACT -- a contract giving the buyer the right, but not the obligation, to buy (in the case of a call) or sell (in the case of a put) a particular security, index or other asset at a specified price and future time.

FUTURES CONTRACT -- a contract obligating a party to purchase (in the case of a long contract) or sell (in the case of a short contract) a specified index or other asset at a specified price and future time.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term capital growth by investing primarily in a diversified portfolio of equity securities of companies located in countries other than the United States. In selecting securities, the Fund places principal emphasis on those securities that the management of the Fund believes to be undervalued or have good prospects for earnings growth.

The Fund will generally invest at least 80% of its assets in equity securities of at least two different countries other than the United States. Equity securities consist of:

- Common Stock
- Preferred Stock
- Securities Convertible into Common Stock (including ADRs, GDRs and EDRs)
- DERIVATIVE SECURITIES such as OPTIONS (including warrants) and FUTURES the value of which is based on a common stock or group of common stocks.

The Fund will focus on investing in common stocks that its management believes to be undervalued or have good prospects for earnings growth. The Fund also allocates investments to countries that the management of the Fund believes, based on an evaluation of economic, political and social factors, present good prospects for overall economic growth. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strength in one or more areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than companies with slower earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.


MERCURY INTERNATIONAL FUND                                                     7

[GRAPHIC]  The Fund in Detail


PORTFOLIO MANAGEMENT TEAM -- The Fund is managed by a team of 18 investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Charles Prideaux, Juliet Marber, Claus Anthon, Tammy Chow, and Ewen Cameron Watt. Charles Prideaux is primarily responsible for the day-to-day management of the Fund's investment program.


The Fund will invest in companies located in developed and developing countries other than the United States. The Fund may invest without limit in developing countries including countries in Eastern Europe, Latin America and the Far East. The Fund will invest in part based on the Fund's evaluation of a country's economic, political and social factors. The Fund may invest in debt securities that are issued together with a particular equity security. The Fund may invest in derivatives to hedge, including anticipatory hedges. In an anticipatory hedge, the Fund uses derivatives to enable it to reallocate its investments more quickly than it could by buying and selling the securities underlying the hedge.

The Fund may invest in both large and small companies. The Fund has no prescribed minimum holding period for investments, and will buy or sell securities whenever it sees an appropriate opportunity, without considering potential tax consequences to shareholders.

The Fund will normally invest almost all of its assets in the above-described manner. The Fund therefore plans to borrow cash when needed to satisfy redemption requests. (The Fund is permitted to borrow up to one-third of the value of its total assets.) The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions or to reduce exposure to equity securities when the Fund believes it is advisable to do so. Short-term investments may limit the potential for growth in the value of your shares.

There are many different investment strategies the Fund may use in seeking its investment objective, and some that the Fund may not use. These strategies and restrictions are explained in the Fund's Statement of Additional Information. If you would like to learn more about how the Fund may invest you should request the Statement of Additional Information.

INVESTMENT RISKS
--------------------------------------------------------------------------------
This section contains a summary discussion of the general risks of investing in the Fund.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund's performance will be positive over any period of time. There are two principal risks associated with an investment in the



8           MERCURY INTERNATIONAL FUND

[GRAPHIC] THE FUND IN DETAIL

Fund. One is that the equity markets will suffer a general decline. The other is that the securities selected by the Fund will underperform the market. In addition, because the Fund will invest a substantial part of its assets in foreign securities, the Fund's securities may go up or down in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. In addition to these risks, certain investment techniques that the Fund may use entail other risks:

- LIQUIDITY, INFORMATION AND VALUATION RISKS. Certain securities, including securities of companies in developing countries and securities of small companies, may be illiquid or volatile, making it difficult or impossible to sell them at the time and at the price that the Fund would like. Also, important information about these companies, or the markets in which they trade, may be inaccurate or unavailable. It may be difficult to value accurately these types of securities. Certain derivatives may be subject to these risks as well.

- OTHER FOREIGN SECURITY RISKS.

 - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

 - The costs of foreign securities transactions tend to be higher than in the U.S.

 - The Fund's foreign securities holdings may be adversely affected by foreign government action.

 - The Fund may be able to invest in certain small foreign markets only by investing in another fund that in turn invests in those markets. It may cost the Fund more to buy shares of these funds than it would to buy the foreign securities directly.

 - The foregoing risks are heightened when the investment is made in a country that has a developing capital market. The development of a capital market is dependent on a number of factors, including the country's successful implementation of political, economic and social reforms. If a country were to discontinue its process of reform, or experience other destabilizing events, the Fund's investments could be adversely affected. In addition, because of the small size of the capital market in a developing country or governmental restrictions on foreign

MERCURY INTERNATIONAL FUND                                                     9

[GRAPHIC] THE FUND IN DETAIL

   investment, there may be fewer investment opportunities available to the Fund than in more developed markets. This could limit the Fund's ability to diversify its holdings among issuers, industries and countries.

 - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

 - Foreign markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

- DERIVATIVES. Derivatives involve certain risks, including many of the risks described above. Other risks include the risk that:

 - Changes in the value of the derivative used as a hedging instrument may not match changes in the value of the instrument being hedged.

 - The issuer or counterparty in a derivative transaction may not perform its side of the contract.

 - If the Fund sells a call option or purchases a short futures contract, it may lose any gain in the security or index it would have received had it not engaged in the option or futures transaction.

 - If the Fund sells a put option, the Fund may lose much more money than it received for selling the option.

 - If the Fund decides not to exercise an option that it has purchased, it will lose the entire premium that it paid to buy the option.

 - If the Fund buys a long futures contract and securities decline in value, or if the Fund buys a short futures contract and securities increase in value the Fund may lose money on the futures contract.

 - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.

10                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC] THE FUND IN DETAIL

   Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. The risks of leverage are described under "Borrowing."

- DEBT SECURITIES. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

- BORROWING. The use of borrowing can increase the Fund's exposure to market risk. That is, if the Fund borrows money to make more investments than it otherwise could, and those investments go down in value, the Fund's losses will be magnified. The Fund pays interest and other charges on borrowings. These charges can reduce the Fund's returns.

- CONVERTIBLE SECURITIES. Convertible securities, including bonds and preferred stock, are convertible into common stock. As a result of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case if the security were not convertible. The value of a convertible security will be affected both by its stated interest or dividend rate and the value of the underlying common stock. Therefore, its value will be affected by the factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

ADVISER'S HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

The following tables present the adviser's historical performance data for accounts with similar (although not necessarily identical) objectives and policies to the Fund's. These accounts have been managed by the adviser using investment styles and strategies substantially similar to those to be used

MERCURY INTERNATIONAL FUND                                                    11

[GRAPHIC] THE FUND IN DETAIL

in managing the Fund. THESE FIGURES DO NOT REPRESENT THE PERFORMANCE OF THE FUND. The Fund is newly organized and does not yet have a performance record. The Fund's actual performance may be higher or lower.

The figures presented were calculated in the following manner:

- Figures reflect total return. This shows you how much an investment has changed in value over the stated time period and includes both capital appreciation and income. The term "annualized total return" shows that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been averaged over the period.

- The accounts presented are not United States mutual funds, and are not subject to the same types of expenses that the Fund will pay. To reflect more accurately the fees and expenses the Fund is expected to pay, the performance information shown below reflects the gross performance expressed in U.S. dollar terms of each included account, restated to reflect the fees and expenses expected to be paid by each Class of the Fund. "Point of purchase" figures reflect also the deduction of all sales charges (including initial or deferred sales charges and 12b-1 fees), while the "NAV" figures do not. The fees and expenses do not reflect any fee waivers or reimbursements that may benefit the Fund. The figures shown are equal to or lower than the actual net results of the accounts shown.

- The performance of each of the accounts may have been influenced by the level of the account's total assets. Had an account's assets been lower, its performance might also have been lower.

- The accounts presented were managed in several base currencies, not only United States dollars, but were valued on a daily basis. The Fund will calculate its net asset value daily in United States dollars on at least a quarterly basis using exchange rate movements to approximate the equivalent dollar returns which might have been achieved. The adviser manages accounts with similar objectives and policies to the Fund that are not included in this presentation because of the difficulty of presenting

12                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC] THE FUND IN DETAIL

  performance on a consistent basis due to domicile or fee structure differences.

                                  TOTAL RETURNS

       POINT OF PURCHASE(1)               NAV(2)               INDEX
--------------------------------------------------------------------------
COPY TO COME
--------------------------------------------------------------------------
COPY TO COME
--------------------------------------------------------------------------
COPY TO COME
--------------------------------------------------------------------------
COPY TO COME
--------------------------------------------------------------------------

(1) The maximum sales charge has been deducted.

(2) Excludes all sales charges (including initial or deferred sales charges and 12b-1 fees).

The adviser's historical data covers approximately   years and reflects the
performance of   accounts. As of           , 1998, the net assets managed under
these accounts totaled approximately   .

MERCURY INTERNATIONAL FUND                                                    13

YOUR ACCOUNT [GRAPHIC]

MERRILL LYNCH SELECT PRICING SYSTEM
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Because the selection of a mutual fund involves many considerations, a Merrill Lynch Financial Consultant may be helpful, particularly when you decide which class may be most cost effective for you.

For example, if you select Class A or D, you will pay a sales charge at the time of purchase. If you buy Class D shares, you will pay an ongoing account maintenance fee of [0.25%]. If you select Class B or C, you can invest the full amount of your purchase price, but you will be subject to a sales charge payable over time and possibly when you sell shares. You may be eligible for a sales charge waiver. See below.

Class B and C shares pay a distribution fee of [0.75%] and an account maintenance fee of [0.25%] on an ongoing basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying an initial sales charge.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, Inc., an affiliate of Merrill Lynch.

14                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC]  Your Account

To better understand the Merrill Lynch Select Pricing System in this prospectus, we have summarized the information below.

                                   CLASS A                      CLASS B                      CLASS C
------------------------------------------------------------------------------------------------------------
AVAILABILITY               LIMITED TO CERTAIN           GENERALLY AVAILABLE          GENERALLY AVAILABLE
                           INVESTORS INCLUDING:         THROUGH MERRILL LYNCH.       THROUGH MERRILL LYNCH.
                           - CERTAIN RETIREMENT         LIMITED AVAILABILITY         LIMITED AVAILABILITY
                             PLANS                      THROUGH OTHER                THROUGH OTHER
                           - PARTICIPANTS OF            SECURITIES DEALERS.          SECURITIES DEALERS.
                             MERRILL LYNCH SPONSORED
                             PROGRAMS
                           - CERTAIN AFFILIATES OF
                             MERRILL LYNCH.
------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?      YES. PAYABLE AT TIME OF      NO. ENTIRE PURCHASE          YES. PAYABLE AT TIME OF
                           PURCHASE. LOWER SALES        PRICE IS INVESTED IN         PURCHASE. LOWER SALES
                           CHARGES AVAILABLE FOR        SHARES OF THE FUND.          CHARGES AVAILABLE FOR
                           LARGER INVESTMENTS.                                       LARGER INVESTMENTS.
------------------------------------------------------------------------------------------------------------
DEFERRED SALES             NONE (EXCEPT FOR             YES. PAYABLE (IF YOU         1% IF YOU REDEEM WITHIN
CHARGE?                    PURCHASES OVER $1            REDEEM WITHIN SIX YEARS      1 YEAR OF PURCHASE.
                           MILLION WHICH ARE            OF PURCHASE).
                           REDEEMED WITHIN ONE
                           YEAR).
------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES?           LOWEST ANNUAL EXPENSES       HIGHER THAN CLASS A AND      HIGHER THAN CLASS A AND
                           OF ALL CLASSES.              D SHARES.                    D SHARES.
------------------------------------------------------------------------------------------------------------
ACCOUNT MAINTENANCE        NONE.                        0.25% ACCOUNT                0.25% ACCOUNT
AND DISTRIBUTION                                        MAINTENANCE FEE 0.75%        MAINTENANCE FEE 0.75%
FEES?                                                   DISTRIBUTION FEE             DISTRIBUTION FEE
------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS D      NO.                          YES, AUTOMATICALLY           NO.
SHARES?                                                 AFTER   YEARS.
------------------------------------------------------------------------------------------------------------

                               CLASS D
AVAILABILITY           GENERALLY AVAILABLE
                       THROUGH MERRILL LYNCH.
                       LIMITED AVAILABILITY
                       THROUGH OTHER
                       SECURITIES DEALERS.
----------------------------------------------------------------------
INITIAL SALES CHARGE?  NO. ENTIRE PURCHASE
                       PRICE IS INVESTED IN
                       SHARES OF THE FUND.
----------------------------------------------------------------------------------------------
DEFERRED SALES         NONE (EXCEPT FOR
CHARGE?                PURCHASES OVER $1
                       MILLION WHICH ARE
                       REDEEMED WITHIN ONE
                       YEAR).
------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES?       LOWER ANNUAL EXPENSES
                       THAT CLASS B OR CLASS C
                       BUT HIGHER THAN CLASS
                       A.
------------------------------------------------------------------------------------------------------------
ACCOUNT MAINTENANCE    0.25% ACCOUNT
AND DISTRIBUTION       MAINTENANCE FEE NO
FEES?                  DISTRIBUTION FEE
------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS D  NO.
SHARES?
------------------------------------------------------------------------------------------------------------

                                              MERCURY INTERNATIONAL FUND      15

[GRAPHIC]  Your Account


RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch Mutual Funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you aggregate all shares of Merrill Lynch Select Pricing System funds that you buy within a 13 month period. Certain restrictions apply.



We have grouped Class A and Class D shares and Class B and Class C shares together because they have many similarities.

CLASS A AND D -- INITIAL SALES CHARGE OPTIONS

If you select Class A or D, you will pay a sales charge at the time of purchase.

                               AS A % OF           AS A %* OF         DEALER CONCESSION AS
     YOUR INVESTMENT        OFFERING PRICE      YOUR INVESTMENT      A % OF PURCHASE PRICE
--------------------------------------------------------------------------------------------
UP TO $24,999                    5.25%               5.54%                   5.00%
--------------------------------------------------------------------------------------------
$25,000 TO $49,000               4.75%               4.99%                   4.50%
--------------------------------------------------------------------------------------------
$50,000 TO $99,000               4.00%               4.17%                   3.75%
--------------------------------------------------------------------------------------------
$100,000 TO $249,000             3.00%               3.09%                   2.75%
--------------------------------------------------------------------------------------------
$250,000 TO $999,000             2.00%               2.04%                   1.80%
--------------------------------------------------------------------------------------------
$1,000,000 AND OVER**            0.00%               0.00%                   0.00%
--------------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent

** If you invest $1,000,000 or more in Class A or D shares, you will not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you will be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. In addition, a sales charge of .75% will be imposed on purchases of $1,000,000 or more of Class A and D shares by certain Employer Sponsored Retirement or Savings Plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced sales charge on purchases of Class A or D shares may apply for:
- Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.
- Merrill Lynch Blueprint Program participants.
- TMA Managed Trusts.
- Employee Access Accounts.
- Certain employer-sponsored retirement or savings plans.
- Purchasers using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.
- Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.
- Certain Merrill Lynch fee-based programs.




16             MERCURY INTERNATIONAL FUND

[GRAPHIC] YOUR ACCOUNT

Only certain investors are eligible to buy Class A shares, including existing Class A shareholders of the Fund, certain retirement plans, participants in certain Merrill Lynch sponsored programs and certain affiliates of Merrill Lynch. Your Financial Consultant can help you determine whether you are eligible to buy Class A shares.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy Class A shares, you should buy Class A and not Class D since Class D shares are subject to an account maintenance fee, while Class A shares are not.

Reinstatement Privilege. If you redeem Class A or D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at
1-800-          -          .

CLASS B AND C -- DEFERRED SALES CHARGE OPTIONS

You will not pay an initial sales charge when you buy Class B or C shares. However, if you redeem your shares within six years after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of [0.75%] and account maintenance fees of [0.25%] of your investment each year. Merrill Lynch uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other dealer who assists you in making your decision to purchase Fund shares.

Both Class B and Class C deferred sales charges will be reduced for redemptions made in connection with participation in certain Merrill Lynch fee-based programs.

CLASS B.

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually

MERCURY INTERNATIONAL FUND                                                    17

[GRAPHIC] YOUR ACCOUNT

decreases as you hold your shares over time, according to the following schedule:

 YEAR SINCE PURCHASE     SALES CHARGE*
----------------------------------------
0 - 1                   4.00%
----------------------------------------
1 - 2                   4.00%
----------------------------------------
2 - 3                   3.00%
----------------------------------------
3 - 4                   3.00%
----------------------------------------
4 - 5                   2.00%
----------------------------------------
5 - 6                   1.00%
----------------------------------------
6 AND AFTER             0.00%
----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend or capital gain reinvestment are not subject to deferred sales charges. Not all Merrill Lynch funds have identical deferred sales charge schedules. In the event of an exchange between a Fund and another fund advised by Merrill Lynch Asset Management, L.P., Fund Asset Management, L.P. or the investment adviser, the higher charge will apply.

The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

- Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
- Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.
- Redemption in connection with participation in certain Merrill Lynch fee-based programs.
- Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability.
- Withdrawal through the Systematic Withdrawal Plan of up to 10% of your account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

18                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC] YOUR ACCOUNT

If you hold share certificates, they must be delivered to the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. If you acquire your Class B shares in an exchange from
another fund with a shorter conversion schedule, the Fund's      year conversion
schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. For example, Class B shares of a fixed income fund convert approximately ten years after purchase, compared to approximately eight years for equity funds. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

CLASS C.

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged on shares that you acquire through reinvestment of Fund dividends or distributions.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call
1-800-     -       . Because the selection of a mutual fund involves many
considerations, a Merrill Lynch Financial Consultant may be helpful, particularly when you decide which class may be most cost effective for you.

MERCURY INTERNATIONAL FUND                                                    19

[GRAPHIC]  Your Account

  IF YOU WANT TO                   YOUR CHOICES                            INFORMATION IMPORTANT FOR YOU TO KNOW
----------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class            Please refer to the Merrill Lynch Select Pricing table on
                       appropriate for you                      page   of this Prospectus. Be sure to read this Prospectus
                                                                carefully.
----------------------------------------------------------------------------------------------------------------------------
                       Next, determine the amount of your       The minimum initial investment for the Fund is:
                       investment                               - $1,000 for regular accounts, and $50 for subsequent
                                                                investment
                                                                - $500 for certain Merrill Lynch fee-based programs
                                                                - $100 for retirement plans
                                                                The minimums for initial investments may be waived or
                                                                reduced under certain circumstances.
                       -----------------------------------------------------------------------------------------------------
                       Have your dealer submit your purchase    Any purchase orders received by Merrill Lynch from a
                       order                                    securities dealer within thirty minutes after the close of business on the New York Stock Exchange will be priced at
                                                                the net asset value determined that day.
                                                                Purchase orders received after that time will be priced at the net asset value determined on the next day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a fee to
                                                                process a purchase. This fee is currently $5.35.
                       -----------------------------------------------------------------------------------------------------
                       Contact the Transfer Agent               Instead of purchasing through a dealer, you can purchase
                                                                shares of the Fund by mailing a purchase order directly to the Transfer Agent at the address set forth on the back
                                                                cover of this Prospectus. Shareholders with accounts
                                                                directly at the Transfer Agent have the same exchange
                                                                privileges as shareholders holding through Merrill Lynch or another securities dealer.
----------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares               The minimum investment for additional purchases is:
INVESTMENT                                                      - $50 for regular and Merrill Lynch fee-based accounts
                                                                - $1 for retirement plans
                                                                The minimums for additional purchases may be waived under
                                                                certain circumstances.
                       -----------------------------------------------------------------------------------------------------
                       Acquire additional shares through the    All dividends and capital gains are automatically reinvested
                       Automatic Dividend Reinvestment Plan.    without a sales charge.
                       -----------------------------------------------------------------------------------------------------
                       Participate in the Automated             You may invest a specific amount in the Fund on a periodic
                       Investment Plan                          basis either through your:
                                                                - Bank Account ($50 or more); or Merrill Lynch CMA(R) or
                                                                CBC(R) account ($100 or more)
----------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating              If you wish to transfer proprietary mutual fund assets to
ANOTHER DEALER         securities dealer                        another brokerage firm, you may, provided a firm-wide
                                                                agreement is in place. Assets transferred under this
                                                                agreement will retain all shareholder services. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be
                                                                coordinated by the receiving firm.
                       -----------------------------------------------------------------------------------------------------

 20                                           MERCURY INTERNATIONAL FUND

[GRAPHIC] YOUR ACCOUNT

  IF YOU WANT TO                   YOUR CHOICES                            INFORMATION IMPORTANT FOR YOU TO KNOW
----------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a non-participating          If you are already a shareholder and want to transfer your
ANOTHER DEALER         securities dealer                        shares to an account with a securities firm that cannot take
(CONTINUED)                                                     delivery, you must either:
                                                                - Transfer your shares to an account with the Transfer
                                                                Agent; or
                                                                - Redeem them.
----------------------------------------------------------------------------------------------------------------------------
SELL (REDEEM)          Submit by phone or wire                  Contact your Merrill Lynch Financial Consultant or other
SHARES                                                          securities dealer.

                                                                To ensure that your redemption request will be priced at the net asset value on the day of your request, you must submit your request to your dealer before that day's close of
                                                                business on the New York Stock Exchange (generally 4:15
                                                                p.m.). The Fund accepts redemption requests from dealers on any business day until thirty minutes after the close of
                                                                business on the Exchange (meaning that the request must be received from the dealer by 4:45 p.m. New York time on most days, and earlier on a few days). Any redemption request
                                                                received from a dealer after that time will be priced at the close of business on the next business day.

                                                                Merrill Lynch may charge a fee to process a redemption of
                                                                shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly
                                                                through the Transfer Agent.

                                                                The Fund may reject any order for redemption sent through a dealer. In that event, you can redeem directly through the
                                                                Transfer Agent. This may result in delay, which could
                                                                adversely affect the price you receive for your shares.
                       -----------------------------------------------------------------------------------------------------
                       Redeem through the Transfer Agent        You may redeem shares held at the Transfer Agent by writing to the Transfer Agent at the address on the back cover of
                                                                this Prospectus. All shareholders on the account must sign the letter and signatures must be guaranteed. If you hold
                                                                stock certificates, return the certificates with the letter.
                                                                The Transfer Agent will normally mail redemption proceeds
                                                                within seven days following receipt of a properly completed request. If you make a redemption request before the Fund
                                                                has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.
----------------------------------------------------------------------------------------------------------------------------
REDEEM SHARES          Participate in the Merrill Lynch         If you have a Merrill Lynch CMA(R), or CBA(R) or Retirement
SYSTEMATICALLY         Systematic Redemption Program            Account you can arrange for systematic redemptions of a
                                                                fixed dollar amount on a monthly, bi-monthly, quarterly,
                                                                semi-annual or annual basis, subject to certain conditions.
                                                                You must have dividends and other distributions reinvested.
                                                                For Class B and C shares you can withdraw up to 10% of your account value at the time the Program is established without incurring a deferred sales charge. Ask your Merrill Lynch
                                                                Financial Consultant for details.
----------------------------------------------------------------------------------------------------------------------------

MERCURY INTERNATIONAL FUND                                                    21

[GRAPHIC] YOUR ACCOUNT

  IF YOU WANT TO                   YOUR CHOICES                            INFORMATION IMPORTANT FOR YOU TO KNOW
----------------------------------------------------------------------------------------------------------------------------
EXCHANGE               Select the fund into which you want      You can exchange your shares of the Fund for shares of many
                       to exchange. Be sure to read the         other Merrill Lynch mutual funds. You must have held the
                       fund's Prospectus.                       shares used in the exchange at least 15 calendar days
                                                                (including money funds) before you can exchange to another fund.

                                                                Each class of Fund shares is generally exchangeable for
                                                                shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                Class A shares, you will exchange into Class D shares.

                                                                Some of the Merrill Lynch mutual funds impose a different
                                                                initial or deferred sales charge schedule. If you exchange
                                                                Class A or D shares for shares of a fund with a higher
                                                                initial sales charge than you originally paid, you may be
                                                                charged the difference at the time of exchange. If you
                                                                exchange Class B shares for shares of a fund with a
                                                                different deferred sales charge schedule, the higher
                                                                schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                period for calculating a deferred sales charge at
                                                                redemption. Your time in both funds will also count when
                                                                determining the holding period for a conversion from Class B to Class D.

                                                                If you exchange Class A or D shares for money market fund
                                                                shares, you will receive Class A shares of Summit Cash
                                                                Reserve Fund. Class B or C shares of the Fund will be
                                                                exchanged for Class B shares of Summit. Although there is
                                                                currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

22                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC] YOUR ACCOUNT

NET ASSET VALUE PER SHARE -- the market value of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including through an exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class which may be subject to distribution and account maintenance fees. This is a taxable event. You will be subject to any applicable sales charges.

If you terminate participation in one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B, the period before conversion to Class D may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from a Merrill Lynch Financial Consultant.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange. (The Exchange generally closes at 4:00 p.m. New York time.) Many of the Fund's investments are traded on foreign securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the Fund's net asset value. Foreign securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the net asset


MERCURY INTERNATIONAL FUND                                                    23

[GRAPHIC] YOUR ACCOUNT

value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. If an event occurs after the close of a foreign exchange that is likely to significantly affect the Fund's net asset value, "fair value" pricing may be used. Securities and assets for which market quotations are not readily available are also valued at fair value as determined in good faith by or under the direction of the Board of Directors. The net asset value used in determining your price is the one calculated after your purchase or redemption order is received.

Generally, Class A shares will have the highest net asset value, because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or C shares. Also, dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C because Class A and Class D shares have lower expenses.

24                                                    MERCURY INTERNATIONAL FUND

More About the Fund  [GRAPHIC]

DIVIDENDS -- Distributions of income to shareholders. Dividends may be reinvested in the Fund as they are paid.

DISTRIBUTIONS -- Distributions of capital gains to shareholders. Distributions may be reinvested in the Fund as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying or selling shares shortly before the Fund makes a distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax advisor.



MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the corresponding Portfolio of the Mercury Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other "feeder" funds may also invest in the "master" Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

Smaller feeders may be harmed by the actions of larger feeders. For example, a larger feeder could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its feeders, the Fund will pass the vote through to its own shareholders.


DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------
The Fund's portfolio generally will be managed without considering the tax impact on shareholders. The Fund will distribute any net investment income at least annually, and any net realized long or short-term capital gains annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS or DISTRIBUTIONS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent, and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

You are subject to tax on dividends and distributions from the Fund whether you receive them in cash or additional shares.




MERCURY INTERNATIONAL FUND                                     25

[GRAPHIC]  More About the Fund

If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to federal income tax.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).

The Fund expects to make an election that will require you to include in income your share of foreign withholding taxes paid by the Fund. You will be entitled to treat these taxes as taxes paid by you, and therefore, deduct such taxes in computing your taxable income or, in some cases, to use them as foreign tax credits against the U.S. income taxes you otherwise owe.

If you are a non-resident alien or a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Asset Management International Ltd. manages the underlying Portfolio's investments under the overall supervision of the Board of Trustees of the Portfolios. The investment adviser has the responsibility for making all investment decisions for the Fund.

The senior investment professionals in the group that has managed the Fund's portfolio since the Fund started operations include:

26                             MERCURY INTERNATIONAL FUND

[GRAPHIC] MORE ABOUT THE FUND

Juliet Marber, Director of Mercury Asset Management International Ltd. She has been employed as an investment professional by the investment adviser since 1987.

Claus Anthon, Director of Mercury Asset Management International Ltd. He has been employed as an investment professional by the investment adviser since 1982.

Tammy Chow, Assistant Director of Mercury Asset Management International Ltd. She has been employed as an investment professional by the investment adviser since 1994.

Ewen Cameron Watt, Director of Mercury Asset Management International Ltd. He has been employed as an investment professional by the investment adviser since 1995. Mr. Watt was the Head of Asian Equity Research of S.G. Warburg Group from 1990 to 1995.

Charles Prideaux, Assistant Director of Mercury Asset Management International Ltd. He has been employed as an investment professional by the investment adviser since 1988. Mr. Prideaux is the Team Leader.

Mercury and its affiliates manage portfolios with over $488 billion in assets
(as of           , 1998) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The management agreement between the Trust and the investment adviser gives the investment adviser the responsibility for making all investment decisions for the Portfolio.

The investment adviser is paid at the rate of 0. % of the Portfolio's average daily net assets.

The investment adviser has hired Fund Asset Management, L.P., an affiliate, to manage the Portfolio's daily cash assets. The Fund does not pay any incremental fee for this service, although Mercury makes payments to Fund Asset Management, L.P. See "What are the Fund's Fees and Expenses" under "Key Facts" for information about the fees paid to the Merrill Lynch organization.

The Fund does not have an investment adviser, since the Fund's assets will be invested in its corresponding Portfolio. [Fund Asset Management, L.P. provides administrative services to the Fund.]

MERCURY INTERNATIONAL FUND                                                    27

[GRAPHIC] MORE ABOUT THE FUND

YEAR 2000 ISSUES:

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the investment adviser or other Fund service providers do not properly address this problem before January 1, 2000. The investment adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. [The Fund's other service providers have told the [administrator] [investment adviser] that they also expect to resolve the Year 2000 Problem, and the [administrator] [investment adviser] will continue to monitor the situation as the Year 2000 approaches.] However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.

28                                                    MERCURY INTERNATIONAL FUND

[GRAPHIC] MORE ABOUT THE FUND

FUND
Mercury International Fund
[P.O. Box 9011
Princeton, New Jersey 08543-9011
(800-       -          )]

INVESTMENT ADVISER

Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

[ADMINISTRATOR AND] SUB-INVESTMENT ADVISER

Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT

Merrill Lynch Financial Data
  Services, Inc.                              Mailing Address:
4800 Deer Lake Drive East                     P.O. Box 45289
Jacksonville, Florida 32246-6484              Jacksonville, Florida 32232-5289

INDEPENDENT AUDITORS

Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540-6400

DISTRIBUTOR

Merrill Lynch Funds Distributor, Inc.

Administrative Offices:                       Mailing Address:
800 Scudders Mill Road                        P.O. Box 9081
Plainsboro, New Jersey 08536                  Princeton, New Jersey 08543-9081

CUSTODIAN

[to come]

COUNSEL

Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

MERCURY INTERNATIONAL FUND

ADDITIONAL INFORMATION [GRAPHIC]

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call you Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information, dated           , contains
further information about all aspects of the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at the address and telephone number indicated above.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Station of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The Fund's SEC file number is [NUMBER].
CODE #
(C) Merrill Lynch Asset Management, L.P.

MERCURY
INTERNATIONAL FUND
of Mercury Alpha Fund, Inc.

PROSPECTUS - XXXXXXX 00, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

                           MERCURY INTERNATIONAL FUND
                          of Mercury Alpha Fund, Inc.

                [P.O. Box 9011, Princeton, New Jersey 08543-9011
                           Phone No. (609) 282-2800]

                            ------------------------

     Mercury International Fund (the "Fund") is a series of Mercury Alpha Fund, Inc. (the "Corporation"). The Fund is a diversified mutual fund. The investment objective of the Fund is long term capital growth through investing in equity securities located in countries other than the United States. The Fund will seek to achieve its investment objective by investing all of its assets in Mercury Master International Portfolio (the "Portfolio"), which is the portfolio of Mercury Master Trust (the "Trust") that has the same investment objective as the Fund. The Fund's investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be achieved.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Prospectus of the Fund, dated      , 1998 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at [1-800-MER-FUND] or your Financial Consultant, or by writing to the address listed above. If you do not have a Financial Consultant and would like to locate one near you, you may call [1-800-MERRILL]. This Statement of Additional Information incorporates by reference the Prospectus.

             MERCURY ASSET MANAGEMENT INTERNATIONAL LTD. -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            ------------------------

               The date of this Statement of Additional Information is , 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund is a diversified mutual fund. The investment objective of the Fund is long-term capital growth through investing in equity securities located in countries other than the United States.

     The Fund will seek to achieve its investment objective by investing all of its assets in the Portfolio, which is a portfolio of the Trust that has the same investment objective as the Fund. The Fund's investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments will be made at the level of the Portfolio. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the underlying Portfolio in which the Fund invests. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's and the Portfolio's investment objective and policies. There can be no guarantee that the Fund's investment objectives will be achieved.

     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     While it is the policy of the Fund generally not to engage in trading for short-term gains, Mercury Asset Management International Ltd. ("Mercury International" or the "Manager") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective or fundamental policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

     The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

     The Fund's investment objective and policies are described in "How the Fund Invests" in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

     Debt Securities. The Fund may hold convertible debt securities and non-convertible securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) rated in one of the top four rating categories by a nationally recognized statistical rating organization or which, in the Manager's judgment, possess similar credit characteristics ("investment grade securities") or (b) rated below the top four rating categories or that, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). The Manager considers ratings as one of several factors in its independent credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. High yield securities tend to be more volatile than higher rated fixed income securities and adverse economic events may have a greater impact on the prices of high yield securities than on higher fixed rated income securities. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit the issuer to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income for the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealer or prices for actual sales.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. To the extent the Fund holds high yield securities, factors adversely affecting the market value of high yield securities are likely adversely to affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     International Investing. International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain non-U.S. investments may be subject to non-U.S. withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     Most of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about a non-U.S. company than about a U.S. company, and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Non-U.S. financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many non-U.S. companies are less liquid and their prices more volatile than securities of comparable domestic companies. The non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.

     A number of non-U.S. countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     As described above, the Fund will invest in a diversified array of non-U.S. countries. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation or negative correlation in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates, where the different markets are denominated in different currencies. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

     Investment in Developing Markets. The Fund has the ability to invest in the securities of issuers domiciled in various developing countries. Investment in the securities of issuers in these markets involves certain additional risks not involved in investment in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

     The capital markets of developing nations are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments in developing nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of their investments in the affected markets.

     Also, there may be less publicly available information about issuers in developing markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain developing countries, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable.

     Reforms currently underway and anticipated throughout various developing markets (such as those in Eastern Europe and also in some parts of Latin America and the Far East) are directed at political and economic liberalization, with efforts to develop increasingly market-oriented economies and to decentralize the economic and political decision-making processes currently in the forefront in some of these nations. There can be no assurance that these reforms will continue or, if continued, will achieve their goals; in addition, there is the possibility that reforms may be reversed in the future.

     Borrowing. The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. Subject to these limits, the Fund may use borrowing to enable it to meet redemptions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. See "Investment Restrictions," below.

     Other Special Considerations. The Fund may invest up to 15% of its total assets in illiquid investments, which include securities for which there is no readily available market and may invest more than 5% of its assets in securities issued or guaranteed by certain non-U.S. governments.

     Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to approved borrowers (banks, brokers and other financial institutions) and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant's holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

INVESTMENT RESTRICTIONS

     The Corporation has adopted the following restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

     In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Board of Directors. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are nonfundamental policies of the Trust and may be changed with respect to any Portfolio by the Trustees.

     The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Portfolio nor the Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or Portfolio and margin deposits on the Fund or Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund or Portfolio taken at market value, together with all other assets of the Fund or Portfolio that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or Portfolio and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Portfolio securities of the Portfolio and the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Corporation and Trust, the Fund and Portfolio are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, including the Manager, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund and Portfolio may purchase from an underwriting syndicate of which Merrill Lynch, the Manager, or any of its affiliates is a member.

     The non-fundamental investment restrictions set forth above contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions above would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Corporation consist of        individuals,        of
whom are not "interested persons" of the Corporation as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of the investment companies by the Investment Company Act. Information about the Directors and executive officers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     [to be filed by amendment]
---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a trustee, director or officer of other investment companies for which the Manager, Merrill Lynch Asset Management, L.P. ("MLAM") or the Fund's sub-adviser, Fund Asset Management L.P. ("FAM"), or their affiliates, acts as investment adviser.

     As of the date of this Statement of Additional Information, the officers
and Directors of the Corporation as a group (      persons) owned an aggregate
of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co.") and owned an aggregate of less than 1% of the outstanding shares of the Corporation.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of the Administration Agreement with the Corporation, the Corporation and the Trust expect to pay each Director not affiliated with
the Manager or FAM (each a "non-affiliated Director") a fee of $     per year
plus $     per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Corporation also expects to compensate members of its Audit Committee, which consists of all of
the nonaffiliated Directors, at the rate of $     annually, plus $
per meeting attended.

     The following table sets forth the aggregate compensation the Corporation expects to pay to the non-affiliated Directors for the fiscal year ended and the aggregate compensation paid by all investment companies advised by Mercury International, MLAM, FAM, or other affiliates thereof ("MLAM/Mercury-Advised Funds") to the non-affiliated Directors for the calendar year ended December 31, 1998.

                                                                                   TOTAL COMPENSATION FROM
                                                          PENSION OR RETIREMENT           FUND AND
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS      MLAM/MERCURY-ADVISED
        NAME OF DIRECTOR                FROM FUND         PART OF FUND EXPENSES  FUNDS PAID TO DIRECTORS(1)
        ----------------          ----------------------  ---------------------  ---------------------------

---------------
(1) In addition to the Corporation, the Directors served on other
    MLAM/Mercury-Advised Funds as follows:

The Directors of the Corporation may be eligible for reduced sales charges on purchases of Class A shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

ADMINISTRATION ARRANGEMENTS

     The Corporation has entered into administration agreements with FAM as Administrator (the "Administration Agreement"). The Administrator receives for
its services to the Fund monthly compensation at the annual rate of        % of
the average daily net assets of the Fund.

     The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay all compensation of and furnish office space for officers and employees of the Corporation. The Administrator is also obligated to pay the fees of those Directors [and Trustees] who are affiliated persons of the Administrator, Mercury International or any of their affiliates to the extent they are not paid by the Manager under the Management Agreement. The Fund pays all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian, any Sub-custodian and Transfer Agent, expenses of redemption of shares, Commission fees, expenses of registering or filing the shares under federal, state or non-U.S. laws, fees and expenses of non-affiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") will pay the promotional expenses of the Fund incurred in connection with the offering of their shares. Accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

     Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date of its commencement. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into a management agreement with Mercury International as Manager (the "Management Agreement"). As discussed in "More About the Fund -- Management of the Fund" in the Prospectus, the Manager receives for its services to the Portfolio monthly compensation at the annual rate of ____% of the average daily net assets of the Portfolio.

     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust. The Manager is also obligated to pay the fees of all Trustees [and Directors] who are affiliated persons of the Manager or any of its affiliates that are not paid by the Administrator under the Administration Agreement. The Portfolio pays all other expenses incurred in the operation of the Portfolio, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian, any Sub-custodian and Transfer Agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or the Portfolio. The Distributor will pay the promotional expenses of the Trust incurred in connection with the offering of its shares.

     Securities held by the Portfolio, or other portfolios of the Trust, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Trust's portfolios or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Mercury International is located at 33 King William Street, London EC4R 9AS, England. Mercury International's immediate parent company is Mercury Asset Management Group Ltd, a London-based holding company of a group engaged in the provision of investment management and advisory services globally. The ultimate parent of Mercury Asset Management Group Ltd. is ML & Co., a financial services holding company. ML & Co. is a controlling person of Mercury International as defined under the Investment Company Act because of its power to exercise a controlling influence over its management of policies.

     The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FAM, pursuant to which the Manager pays FAM a fee for providing investment advisory services to the Manager with respect to the Trust in an amount to be determined from time to time by the Manager and FAM but in no event in excess of the amount that the Manager actually receives for providing services to the Trust pursuant to the Management Agreement.

     FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM, an affiliate of MLAM, is a wholly-owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, Inc. are "controlling persons" of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management and Subadvisory Agreement will each remain in effect for two years from the date of their commencement. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

CODE OF ETHICS

     The Board of Trustees of the Trust and the Board of Directors of the Corporation have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Trust within periods of trading by the Trust in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "Your Account -- How to Buy, Sell and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager and its affiliates, including MLAM and FAM. Funds advised by MLAM, FAM, Mercury International or an affiliate that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM/Mercury-advised mutual funds."

     MLFD, an affiliate of the Manager and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

     The Corporation has entered into a distribution agreement with the Distributor in connection with the offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

     The Corporation reserves the right to suspend the offering of its shares at any time.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                      SALES LOAD     SALES LOAD AS        DISCOUNT TO
                                                          AS         PERCENTAGE* OF   SELECTED DEALERS AS
                                                    PERCENTAGE OF    THE NET AMOUNT    PERCENTAGE OF THE
                AMOUNT OF PURCHASE                  OFFERING PRICE      INVESTED        OFFERING PRICE
                ------------------                  --------------   --------------   -------------------
Less than $25,000.................................     [5.25]%          [5.54]%            [5.00]%
$25,000 but less than $50,000.....................      [4.75]           [4.99]             [4.50]
$50,000 but less than $100,000....................      [4.00]           [4.17]             [3.75]
$100,000 but less than $250,000...................      [3.00]           [3.09]             [2.75]
$250,000 but less than $1,000,000.................      [2.00]           [2.04]             [1.80]
$1,000,000 and over**.............................      [0.00]           [0.00]             [0.00]

---------------
 * Rounded to the nearest one-hundredth percent.

** [The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a contingent deferred sales charge ("CDSC") of 1.0% if the shares are redeemed within one year after purchase. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A and Class D shares by certain Employer Sponsored Retirement or Savings Plans.]

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM/Mercury-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/Mercury-advised investment companies, including the Corporation. Certain persons who acquired shares of certain MLAM or FAM advised closed-end funds in their initial offerings and who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A and Class D shares of the Fund if certain conditions set forth below in "Purchase Privileges of Certain Persons" are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM/Mercury-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such fund in shares of the Fund and certain other MLAM/Mercury-advised mutual funds.

     Shareholders already owning Class A shares who wish to reinvest the net proceeds from a tender of the Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") or the Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") may purchase Class A shares at net asset value rather than Class D shares provided that (i) the shares to be purchased are held in the same account as the Class A shares that the shareholder already owns, and
(ii) all other requirements pertaining to the reinvestment privilege are met.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM/Mercury-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM/Mercury-advised mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are maintained at the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM/Mercury-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market mutual fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25%
plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan.

     Class A and Class D shares are offered at net asset value, with a waiver of the front-end sales charge, to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employee Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Purchase Privileges of Certain Persons. Directors of the Corporation and Trustees of the Trust, members of the Boards of other investment companies advised by MLAM or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, Mercury International, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale by providing incentives to a large group of such individuals to invest. Furthermore, the individuals who qualify for these programs are already familiar with the Fund, and therefore providing these investment opportunities to such qualified individuals does not increase the expenditures of sales-related expenses.

     Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption must have been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds that have been outstanding for a period of no less than six months; and second, the investor must also establish that such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied. First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after notice. Class D shares may also be offered at net asset value in connection with the acquisition of assets of other investment companies.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other MLAM/Mercury-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM/Mercury-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must have either been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     TMA(SM)Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM/Mercury-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

     Reference is made to "Your Account -- Merrill Lynch Select Pricing System" in the Prospectus for certain information with respect to separate distribution plans for Class B, Class C, and Class D shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plan for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plan for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are design to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors of the Corporation for their consideration in connection with their deliberations as to the continuance of the Class B and Class C

Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Directors of the Corporation will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class D shares as set forth under "How to Buy, Sell and Exchange Shares" in the Prospectus.

     In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors") shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the

Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell and Exchange Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as (his)
(her) (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the net asset value of such shares at such time.

REPURCHASE

     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 P.M., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day.

     Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders of the Fund who have redeemed their Class A and Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM/Mercury-advised mutual funds.

     As discussed in the Prospectus under "Your Account -- Merrill Lynch Select Pricing System -- Deferred Sales Charge Options -- Class B and C," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

     The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account available through employers providing eligible 401(k) plans. The Class B CDSC is also waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by MLAM Private Portfolio Group and held in such account at the time of redemption. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee Based Programs."

     In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes, which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. As discussed in the Prospectus under "Your Account -- Merrill Lynch Select Pricing
System -- Deferred Sales Charge Options -- Class B and C," Class B shares of equity MLAM/Mercury-advised mutual funds convert automatically to Class D shares approximately eight years after purchase (the "Conversion Period"). Class B shares of taxable and tax-exempt fixed income MLAM/Mercury-advised mutual funds will convert approximately ten years after initial purchase. [HOW CONFORM TO DIFFERENT CDSC ON MERCURY FUNDS?]

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM/Mercury-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM/Mercury-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM/Mercury-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Fee-Based Programs" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. The Manager is responsible for making the Portfolio's portfolio decisions, placing the Portfolio's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid subject to a policy established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where applicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer that offers the Trust the best price and execution or other services that are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options. In addition, consistent with the NASD Conduct Rules and policies established by the Trustees, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.

     Brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Trust will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts.

     The Trust invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch, will not serve as the Trust's dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Trust on the floor of any U.S. national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Trust at least annually setting forth the compensation it has received in connection with such transactions.

     The Trustees of the Trust have considered the possibility of recapturing for the benefit of the Trust brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Trust to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate is generally anticipated to be under 100%.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus concerning the determination of net asset value.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day"). The close of business on the NYSE is generally 4:00 p.m., New York time. The Fund also will determine its net asset value on any day in which there is sufficient trading in the underlying Portfolio's portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Portfolio to the Manager, are accrued daily.

     The principal assets of the Fund will normally be its interest of the underlying Portfolio, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes a call option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

     Each investor in the Trust may add to or reduce its investment in the Portfolio on each Pricing Day. The value of each investor's (including the Fund's) interest in the Portfolio will be determined as of 15 minutes after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., New York Time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 15 minutes after the close of business of the NYSE on the next Pricing Day of the Portfolio.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request to be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund, in their CMA(R) or CBA(R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-FUND) to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date, except that in all circumstances dividends less than ten dollars will be reinvested.

     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to make withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. No Fund will knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bi-monthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Merrill Lynch Select Pricing System -- Deferred Sales Charge Options -- Class B and C" in the Prospectus. Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from

Merrill Lynch. The minimum initial purchase to establish any such plan is $100. However, there is no minimum for purchases through Blueprint's systematic investment plans.

     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participations in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM/Mercury-advised mutual funds. The exchange privilege does not apply to any other funds that are not distributed by MLFD and that also invest in the Trust's portfolios. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM/Mercury-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM/Mercury-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM/Mercury-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM/Mercury-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of Summit Cash Reserves Fund ("Summit"), a MLAM-advised money market fund specifically designated for exchange by holders of Class A, Class B, Class C or Class D shares. Class A and Class D shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Class B shares pay a 12b-1 fee of 0.75%.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM/Mercury-advised mutual fund, including Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A and Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) ("new Class B or Class C shares"), of another MLAM/Mercury-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such

schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two-and-a-half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund's Class B shares to the four year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than six years.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services --

Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value." Within 60 days after the end of the Fund's taxable year, each shareholder will receive a form summarizing the dividends and distributions he or she received that year. It will also indicate whether those distributions should be treated as ordinary income or long-term capital gains.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested.

     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions, and also designating the amounts of various categories of capital gain income in capital gain dividends. Because the Fund invests in securities of foreign issuers, it is not anticipated that dividends paid by the Fund will be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. The Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporation shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to

U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     Each Portfolio may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code
Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with "constructive sales" of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the Fund shares.

     Prior to the commencement of operations, the Fund shall have received a private letter ruling from the Internal Revenue Service ("IRS") or an opinion of counsel, to the effect that, because each Portfolio is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act) and the Trust is unable to obtain a private letter ruling from the IRS or an opinion of counsel indicating that each Portfolio will continue to be classified as a partnership, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investments from the Portfolio and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund. See "Investment Objectives and Policies."
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, the MSCI ex North America, the MSCI Europe, the MSCI Japan, TSE 1st Section (TOPIX) or other published indices or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. From time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Corporation is a Maryland corporation incorporated on April 24, 1998. It has an authorized capital of 2,800,000,000 shares of Common Stock, par value $.0001 per share, divided into 100,000,000 shares of each of Class A, Class B, Class C and Class D shares for each of its series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director. No amendment may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Corporation.

     There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Class D shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Corporation or Funds. Voting rights for Directors are not cumulative.

     Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

     The Trust consists of seven portfolios and is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio, the Corporation will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Mercury International provided the initial capital for the Corporation by
purchasing        shares of the Fund (       total), for an aggregate of
$               . Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Corporation are paid by the Corporation they will be expensed and immediately charged to net asset value. See "Determination of Net Asset Value."

     Prior to the offering of the Fund's shares, Mercury International will be the Fund's sole shareholder and deemed a controlling person of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     [to follow]

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     [TO COME]

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.
                            ------------------------

                                   APPENDIX A

                INVESTMENT POLICIES INVOLVING THE USE OF INDEXED
            SECURITIES, OPTIONS, FUTURES, SWAPS AND FOREIGN EXCHANGE

     The Fund and the Portfolio are authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, and swaps, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."

     Although certain risks are involved in options and futures transactions (as defined below in "Risk Factors in Options, Futures and Currency Instruments"), the Manager believes that, because a Fund will generally engage in these transactions for hedging purposes, including anticipatory hedges (other than options on securities that may be used to seek increased return), the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, each Funds' net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Furthermore, a Fund will engage in hedging activities only from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur.

INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund is authorized to purchase put options on equity securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for an up-front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund is legally obligated to sell specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index, however much the exercise price exceeds the market price. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices, on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded option have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value with the Futures Commission Merchants (the "FCM") effecting the Fund's exchanges or in a third-party account with the Fund's Custodian. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Whether the margin is deposited with the FCM or with the Custodian, the margin may be deemed to be in the FCM's custody, and, consequently in the event of default due to the FCM's bankruptcy, the margin may be subject to pro rata treatment as the FCM's assets, which could result in potential losses to the Fund and its shareholders. Even if a transaction is profitable, the Fund may not get back the same assets which were deposited as margin or may receive payment in cash.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future's contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

SWAPS

     The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index.

Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

     The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

FOREIGN EXCHANGE TRANSACTIONS

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     No Fund will speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.

     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements may not be accurately predicted and the Fund's hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. Therefore, it may not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transactions, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

     Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the securities underlying OTC call options currently outstanding that have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will default by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions that have a credit rating ________.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     No Fund may use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                                   APPENDIX B

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S ("MOODY'S") CORPORATE RATINGS

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act, as amended.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           - Leading market positions in well-established industries

           - High rates of return on funds employed

           - Conservative capitalization structures with moderate reliance on debt and ample asset protection

           - Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

           - Well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

AAA An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "a" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Debt rated BB, B, CCC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
     The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
     Savings & Loan Insurance Corp. or the Federal Deposit
     Insurance Corp. and interest is adequately collateralized.

*    Continuance of the rating is contingent upon Standard &
     Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.  Nature of, and provisions of, the issue.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.


AAA  This is the highest rating that may be assigned by Standard
     & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB,  Preferred stock rated "BB," "B," and "CCC" are regarded, on
B,   balance, as predominantly speculative with respect to the
CCC  issuer's capacity to pay preferred stock obligations. "BB"
     indicates the lowest degree of speculation and "CCC" the
     highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C    A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.

EXHIBIT
NUMBER
-------
1       --   Articles of Incorporation of Registrant.
2       --   By-Laws of Registrant.
3       --   Instrument Defining Rights of Shareholders. Incorporated by
             reference to Exhibits 1 and 2 above.
4       --   Not Applicable
5       --   Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc.*
6       --   None
7       --   Custody Agreement between Registrant and [to come]*.
8(a)    --   Administration Agreement between Registrant and Mercury
             Asset Management International Ltd.*
 (b)    --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between Registrant and Merrill
             Lynch Financial Data Services, Inc.*
 (c)    --   Form of License Agreement relating to Use of Name between
             [to come] and Registrant.*
9       --   Opinion and consent of Shereff, Friedman, Hoffman & Goodman,
             LLP, counsel for Registrant.*
10      --   Consent of Deloitte & Touche, LLP, independent auditors for the Registrant.*
11      --   None.
12      --   [Certificate of Mercury Asset Management International
             Ltd.]*
13      --   Account Maintenance Plan of the Registrant and Plan
             Sub-Agreement.*
14      --   Not Applicable.
15      --   Rule 18f-3 Plan*

---------------
* To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Prior to the effective date of this Registration Statement, the Registrant will sell shares of each Series of Registrant to Mercury Asset Management International Ltd.

ITEM 25.  INDEMNIFICATION.

     Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's ByLaws and Section 2-418 of the Maryland General Corporation Law.

     Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the Directors who are neither "interested persons," as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("non-party independent Directors"), after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

     [In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.]

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Set forth below is a list of each executive officer and partner of the adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since
       , 1996 for his own account or in the capacity of director, officer, partner or trustee.

                                                                        OTHER SUBSTANTIAL BUSINESS,
                 NAME                    POSITIONS WITH ADVISER     PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------   ---------------------------------------
Peter Stormonth Darling................  Chairman                 Director of Deltec International S.A.;
                                                                  Director of Scottish Equitable plc;
                                                                  Director of Mercury European
                                                                  Privatisation Trust plc; and Director
                                                                  of Scottish Hydro Electric plc.
Carol Consuelo Brooke..................  Deputy Chairman          Director of Mercury Asset
                                                                  Management Ltd.
David Morris Fitzgerald Scott..........  Director                 Director of Corporation of St.
                                                                  Lawrence College
Peter John Gibbs.......................  Director                 Director of Mercury Asset
                                                                  Management Ltd.; and Director of
                                                                  Mercury Asset Management
                                                                  International Channel Islands Ltd.
Charles Bowen Farquharson..............  Secretary                Director of Mercury Asset
                                                                  Management Ltd.
John Eric Nelson.......................  Director                 None
Steve Warner Golann....................  Director                 None

     Set forth below is a list of the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee. The address of each, unless otherwise stated is 33 King William Street, London, England EC4R 9AS.

     Mr. Darling also serves as director of the following companies:

     Mercury International Investment Trust Limited; Mercury Selected Trust SICAV; Mercury Offshore Sterling Trust SICAV; MITSEC (Continental Europe) Ltd.; MITSEC (Japan) Ltd.; MITSEC (North America) Ltd.; MITSEC (Pacific) Ltd.; The Europe Fund Inc.; Scottish Equitable Life Assurance Society, Edinburgh Park, Edinburgh, Midlothian, EH12 9SE; Mercury Keystone Investment Trust plc; Keysec Ltd.; Mercury Asset Management Canada Ltd.; Greenwich Associates, 8 Greenwich Office Park, Greenwich, CT 06831-5195, USA; Scottish Equitable Holdings Ltd., Edinburgh Park, Edinburgh, Midlothian, EH12 9SE; Sagitta Asset Management Ltd., Suite 4, Fourth Floor, Berkeley Square House, London, W1X 6HY; Sagitta Investment Advisers Ltd., Suite 4, Fourth Floor, Berkeley Square House, London, W1X 6HY; Mercury World Bond Fund; and DHW Limited, C/O Deltec Securities (UK) Ltd., Brettenham House, London WC2E 7EN

     Ms. Brooke also serves as director of the following companies:

     Top Brand Fund International; Munich London Investment Management Ltd.; Benenden School (Kent) Ltd., Cranbrook Kent, TN17 4AAD; and Mercury Asset Management Pension Trustee Co. Ltd.

     Mr. Farquharson also serves as director or officer of the following companies:

     Forum House Limited; 33 King William Street Ltd.; Mercury Asset Management B.V.; Mercury Asset Management Dublin Limited; Mercury Asset Management Employee Trust Co. Ltd.; Mercury Asset Management Finance Ltd.; Mercury Asset Management Finance Limited; Mercury Asset Management Group Services Ltd.; Mercury Asset Management Holdings Ltd.; Mercury Asset Management No. 1 Limited; Mercury Carry Company Ltd.; Mercury Executor & Trustee Co. Ltd.; Mercury (Finance) Ltd.; Mercury Financial Services Ltd.; Mercury Holdings B.V.; Mercury Investment Management Limited; Mercury Investment Trust Managers Ltd.; Mercury Life Limited; Mercury Life Nominees Ltd.; Mercury Private

Equity Holdings Ltd.; Mercury Rowan Mullens Ltd.; Mercury Securities Limited; Mercury Private Equity MUST 3 Limited; NBK Investment Management Limited; Seligman Trust Limited; and Wimco Nominees Ltd.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the following open-end investment companies:

     Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM), Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies:
Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of

Messrs. Crook, Aldrich, Breen, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.

                                                              (2)                        (3)
                      (1)                            POSITIONS AND OFFICES      POSITIONS AND OFFICES
                      NAME                            WITH THE DISTRIBUTOR         WITH REGISTRANT
                      ----                           ---------------------      ---------------------
Terry K. Glenn..................................  President and Director        Director
Arthur Zeikel...................................  Director                      None
Philip L. Kirstein..............................  Director                      Director
William E. Aldrich..............................  Senior Vice President         None
Robert W. Crook.................................  Senior Vice President         None
Kevin P. Boman..................................  Vice President                None
Michael J. Brady................................  Vice President                None
William M. Breen................................  Vice President                None
Mark A. DeSario.................................  Vice President                None
James T. Fatseas................................  Vice President                None
Debra W. Landsman-Yaros.........................  Vice President                None
Michelle T. Lau.................................  Vice President                None
Gerald M. Richard...............................  Vice President and Treasurer  Treasurer
Salvatore Venezia...............................  Vice President                None
William Wasel...................................  Vice President                None
Robert Harris...................................  Secretary                     None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

     (1) the registrant, Mercury Alpha Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

     (2) the transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

     (3) the custodian,                               [address];

     (4) the investment adviser, Mercury Asset Management International Ltd., 33 King William Street, London EC4R 9AS, England; and

     (5) the sub-investment adviser [and administrator], Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     [TO BE CONFIRMED]

ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any Management-related service contract.

ITEM 30.  UNDERTAKINGS.

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 4th day of June, 1998.

                                          Mercury International Fund of
                                          Mercury Alpha Fund, Inc.

                                          Registrant

                                          By:   /s/ ROBERT E. PUTNEY, III
                                            ------------------------------------
                                              Robert E. Putney, III, Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                    SIGNATURES                                  TITLE                   DATE
                    ----------                                  -----                   ----

            /s/ ROBERT E. PUTNEY, III               President and Director          June 4, 1998
--------------------------------------------------  (Principal Executive Officer)
              Robert E. Putney, III

                /s/ TERRY K. GLENN                  Treasurer (Principal Financial  June 4, 1998
--------------------------------------------------  Accounting Officer) and
                  Terry K. Glenn                    Director

              /s/ PHILIP L. KIRSTEIN                Director                        June 4, 1998
--------------------------------------------------
                Philip L. Kirstein

                                   SIGNATURE

     The sole Trustee of Mercury Master Trust has caused this Registration Statement of the Mercury International Fund of Mercury Alpha Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 4th day of June, 1998.

                                          MERCURY MASTER TRUST

                                          By:   /s/ ROBERT E. PUTNEY, III
                                            ------------------------------------
                                               Robert E. Putney, III, Trustee

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  (1)    Articles of Incorporation of Registrant.....................
  (2)    By-Laws of Registrant.......................................